Exhibit 99.1


                                CONTRACT OF SALE

         THIS CONTRACT OF SALE is made by and between

         INSITUFORM EAST, INC.

hereinafter referred to as the "Seller", and

         LINLO REALTY L.L.C.

hereinafter referred to as the "Purchaser".

                                   WITNESSETH:

     For and in consideration of the mutual promises, covenants, agreements and conditions herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree with each other as follows:

     Section 1. Property. Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, at the price and upon terms and conditions hereinafter set forth, the following described real property located at 3421 Pennsy Drive, Landover, Prince George's County, Maryland:

     Approximately 15.6 acres of land, zoned Light Industrial (I-1), described as Parcel 217 and Parcel 218, Grid F-4, and Parcel K-2, on Prince George's County Tax Map 51, being the same property described in Deeds recorded among the Prince George's County Land Records in Liber 6397, folio 602, and Liber 5412, folio 875, et seq., improved by Building D, a one story vehicle maintenance and repair facility with mezzanine office, containing approximately 31,770 square feet of gross floor area;  Building A,  containing  approximately  10,500 square feet of gross floor area; Building B, containing approximately 24,000 square feet of gross floor area; Building C, containing approximately 9,000 square feet of gross floor area; Building E, a metal shed containing approximately 1,700 square feet of gross floor area, for a total of approximately 76,970 square feet of gross floor area; Building F, a special-purpose hazardous materials storage building; and Building G, a shed with installed resin storage tanks, also conveying; including all mechanical, electrical and plumbing systems as presently installed in or outside such buildings; and the furniture, fixtures and equipment listed on Exhibit A which is attached hereto and incorporated herein. The above described land and improvements shall be hereinafter referred to as the "Property".


     Section 2. Deposit.

     (a) Initial Deposit. Upon execution hereof, Purchaser shall make a good faith deposit of TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00), hereinafter referred to as the "Deposit", by a check made payable to the order of The Michael Companies, Inc., hereinafter referred to as the "Broker". Upon final execution hereof by both parties (hereinafter referred to as the "Effective Date"), the Broker shall place the Deposit in a separate interest bearing escrow account, with all interest thereon to be accumulated and reinvested. All interest earned on the Deposit shall be deemed a part thereof for all purposes and shall be disbursed with the Deposit principal unless otherwise provided herein.

     (b) Additional Deposit. In the event that Purchaser does not elect to terminate this Contract of Sales during the Feasibility Studies Period pursuant to Section 4. hereof, then prior to expiration of the Feasibility Studies Period, Purchaser shall deposit with The Michael Companies, Inc., the additional sum of ONE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($125,000.00), which additional sum shall be placed in the same interest bearing escrow account as the existing Deposit, and thereafter the term "Deposit' as used herein shall be deemed to refer to the total $150,000.00 Deposit plus accrued interest held in escrow by The Michael Companies, Inc. The $150,000.00 Deposit shall be applied as part payment of the total purchase price at settlement hereunder, and any accrued interest included in the Deposit shall be paid to Purchaser at settlement.

     Section 3. Purchase Price. The total purchase price of the Property shall be FIVE MILLION TWO HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($5,215,000.00), without any setoff or deduction in the purchase price for dedicated areas or variances in the gross square foot area of the Property which may be disclosed by a title search or survey. At settlement, the Purchaser shall pay to Seller the total purchase price, in cash, of which sum the Deposit shall be a part.

     Section 4. Feasibility Studies.

     (a) Purchaser and Seller enter into this Contract of Sale with the express understanding that Purchaser is purchasing the Property in its present "AS IS" condition and that Seller and Broker make no representations or warranties regarding the Property or any aspect thereof. It is agreed, however, that Purchaser shall have a period commencing on the Effective Date hereof and ending Seventy (70) days following the Effective Date (hereinafter referred to as the "Feasibility Studies Period"), during which period Purchaser shall investigate the Property to determine if the Property in its present "AS IS" condition is suitable for Purchaser's use and development.

     (b) Therefore, commencing on the Effective Date, at Purchaser's expense, Purchaser shall conduct a title examination (as provided elsewhere in this Contract of Sale) and any and all other studies, inspections, analyses, investigations, tests and surveys (hereinafter collectively referred to as the "Studies") to determine to Purchaser's satisfaction the Property's physical condition, the Property's land area and topography, the Property's engineering, architectural, zoning and subdivision status, the condition of the roof, structure, and all mechanical, electrical and plumbing systems, including the existence of pest infestation, the condition of the soil, the existence of toxic waste contamination, the availability of financing, the economic feasibility of the Property, the availability of access to public roads, water, sewer and other utilities, the availability of stormwater management approvals and building permits, and any other Studies which Purchaser deems appropriate to determine to Purchaser's satisfaction the overall suitability of the Property for Purchaser's use and development.

     (c) Provided Purchaser gives Seller reasonable prior notice, Seller hereby grants to Purchaser, its agents, contractors and assigns, the right to enter upon the Property during the period this Contract of Sale is in effect, for the purpose of conducting any of the Studies, and further provided that Purchaser, its agents, contractors and assigns, shall enter upon the Property and conduct the Studies at their own risk and shall indemnify and hold harmless Seller against any liability resulting therefrom, and, further, shall restore the Property to its natural condition existing prior to the Studies. This indemnification by Purchaser shall survive settlement hereunder, or any earlier termination of this Contract of Sale by whatever means.

     (d) In the event that the results of any of the Studies or the title examination are unsatisfactory to Purchaser for any reason whatsoever, or Purchaser determines for any reason in Purchaser's sole, exclusive and unreviewable judgment, that the Property is not suitable for Purchaser's use and development, then Purchaser may terminate this Contract of Sale by giving written notice to Seller prior to expiration of the Feasibility Studies Period. Upon such termination, the Deposit shall be returned to Purchaser, this Contract of Sale shall be null and void, and the parties shall have no further obligations and liabilities hereunder. If Purchaser does not terminate this Contract of Sale during the Feasibility Studies Period, time being of the essence, then Purchaser shall be deemed to have waived any further right to object to the status or condition of the Property or to any matter which Purchaser had an opportunity to investigate during the Feasibility Studies Period, and thereafter this Contract of Sale shall be a firm and binding agreement for the purchase and sale of the Property in its present "AS IS" condition.

     (e) Notwithstanding any other provision of this Contract of Sale, upon any termination of this Contract of Sale for any reason, Purchaser shall, at Purchaser's expense and before any return of the Deposit, deliver to Seller all copies of, and all ownership rights in, any and all Studies which have been commenced or completed, together with evidence that the charges for such Studies have been paid.

     Section 5. Settlement.

     (a) Time is of the essence in this Contract of Sale. Settlement hereunder shall take place not sooner than September 30, 2003, nor later than December 1, 2003 upon mutual agreement between Seller and Purchaser. The exact date, time and place of settlement shall be designated by Purchaser in writing to Seller. Notwithstanding any other provision hereof, Purchaser shall have the right to waive any of the conditions precedent to settlement and to elect to proceed to settlement hereunder by giving advance written notice to Seller at any time during the period this Contract of Sale is in effect.

     (b) If Purchaser defaults in its obligation to settle within the time and manner provided herein, then the Deposit shall be forfeited to Seller and stand as agreed liquidated and final damages, whereupon the parties shall be relieved of any further liability or obligation to the other hereunder, and this Contract of Sale shall be terminated and of no further force or effect, it being expressly understood and agreed that the payment of the Deposit to the Seller shall be the sole and exclusive right and remedy of the Seller upon any default by Purchaser hereunder.

     (c) Settlement is to be made at the office of the title company or attorney designated by the Purchaser. Deposit with said title company or attorney of the purchase money, the deed, and such other papers as are required of either party by the terms of this Contract of Sale shall be considered good and sufficient tender of performance of the terms hereof. If required, funds arising out of this transaction may be used at settlement to pay off any existing financial encumbrances. At settlement Seller shall convey the Property by Special Warranty Deed, which Purchaser hereby agrees to accept.

     (d) Rents, taxes, water, insurance and interest on existing encumbrances, if any, and operating charges are to be adjusted to the date of transfer. Taxes, general and special, are to be adjusted according to the Certificate of Taxes issued by the appropriate local taxing authority. Annual assessments for improvements completed prior to the date of conveyance, whether assessment therefor has been levied or not, annual public sewer and water system benefit charges, and the like, are to be adjusted to the date of conveyance and assumed thereafter by the Purchaser. Expenses for the title examination, tax certificate, conveyancing, notary fees, survey, appraisal fees, legal fees, document preparation charges, all recording charges and all other expenses of settlement shall be paid by Purchaser, except that the cost of State Revenue Stamps, recordation taxes, real property transfer taxes and sales tax on the sale and transfer of the items listed on Schedule A shall be shared equally by Purchaser and Seller. Seller shall pay any expenses for obtaining and recording releases of any liens on the Property.

     (e) Title to the Property shall be good and marketable of record, free of financial encumbrances and subject to any and all easements, covenants, restrictions and conditions of record. During the Feasibility Studies Period, Purchaser shall conduct a title examination at Purchaser's expense and shall give Seller prompt written notice of any particular objections which Purchaser may have to the status or nature of the title to the Property. If Purchaser fails to notify Seller of any objections to the nature and status of the title prior to expiration of the Feasibility Studies Period, then Purchaser shall be deemed to have waived any such objection. Promptly upon receipt of such notice, at Seller's expense, Seller will take any actions necessary to cure any of such objections which may be readily cured by legal action. For so long as Seller is diligently pursuing such actions, the time for settlement hereunder shall be extended for the period necessary for such actions, provided that in the event such extension period exceeds three (3) months, then either Purchaser or Seller shall have the right to terminate this Contract of Sale by giving written notice to the other, whereupon the Deposit shall be returned to Purchaser and the parties shall have no further obligations and liabilities hereunder. Seller shall have no obligation to take any action to cure any defect or objection which cannot be readily remedied by legal action, nor shall Seller have any obligation to remove any title condition referenced in this Contract of Sale or any covenant, condition, easement or restriction of record. Purchaser's right to terminate pursuant to this paragraph is Purchaser's sole and exclusive remedy in the event of a defect in the title, and the Seller and Broker are hereby expressly released from any liability or damages arising from the condition of the title to the Property.

     (f) Purchaser shall have the right of possession of the Property as of the date of settlement, free of tenancy. If for any reason the Seller is unable to deliver possession as of settlement, then at Purchaser's option, Purchaser may either postpone settlement until possession is delivered or nevertheless proceed to settlement and proceed to recover possession of the Property pursuant to appropriate landlord and tenant proceedings.

     (g) Title to the Property is to be given in the name or names of such parties as may be directed by the Purchaser at or prior to the date of conveyance, provided the Purchaser shall remain liable for the performance of all terms and provisions under this Contract of Sale.

     Section 6. Brokerage. Seller recognizes The Michael Companies, Inc. as the Broker employed by Seller in procuring this Contract of Sale. Seller agrees to pay to Broker for services rendered regarding this Contract of Sale a sales commission of Five Per Cent (5%) of the total purchase price, payable at settlement.

     Seller and Purchaser hereby warrant and represent each to the other that neither has contracted with, contacted, engaged or dealt with any other broker, agent or finder regarding this sale, and each agrees to hold harmless the other and the Broker and its agents against any claim, including reasonable attorney fees, for brokerage or finder fees resulting from a breach of this representation and warranty. Said Broker and its agents have no responsibility for the condition of the Property or for the performance of this Contract of Sale or any agreement between Seller and Purchaser, and both parties agree to protect and hold harmless said Broker and its agents from any and all claims for injury to persons or property by reason of any accident or happening, in, upon or about the Property.

     Purchaser and Seller are hereby advised that the recovery of compensation from the real estate guaranty fund of the Maryland Real Estate Commission is limited to an amount not to exceed $25,000.00 for any claim.

     Section 7. Notices. All notices hereunder shall be in writing and shall be hand delivered or mailed, Registered or Certified U.S. Mail, Return Receipt Requested, First Class postage prepaid, to the parties hereto at their respective addresses set forth below, or at such other address of which either party shall notify the other party in accordance with the provisions hereof. Any notice required or permitted to be given hereunder on or before a specified date shall be deemed to have been duly and timely given if hand delivered before 5:00 P.M. on such day, or when given by mail as aforesaid, if postmarked before midnight of such day. Notices given by mail shall be delivered:

          IF TO SELLER:

          Insituform East, Inc.
          3421 Pennsy Drive
          Landover, Maryland 20785
          Attn: CEOC


         IF TO PURCHASER:

         LINLO REALTY L.L.C.
         Attn: Brian Connolly
         c/o Atlantic Transportation Equipment, Ltd.
         12120 Conway Road
         Beltsville, Maryland  20705

         WITH A COPIES IN ANY EVENT TO:

         Mark T. Willen, Esq.
         10019 Reisterstown Road, Suite 301
         Owings Mills, Maryland  21117

         AND:

         David Michael, Lance Schwarz
         and Allen Cornell
         The Michael Companies, Inc.
         4640 Forbes Boulevard, Suite 300
         Lanham, Maryland 20706

          Section 8. Additional Provisions.

          (a) This Contract of Sale contains the entire agreement between Purchaser and Seller and is intended to be an integration of all prior or contemporaneous agreements, conditions or undertakings between Purchaser and Seller. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as herein set forth.

          (b) No change or modification of this Contract of Sale shall be valid unless the same is in writing and signed by both the Seller and the Purchaser. Except as otherwise herein expressly provided, no purported or alleged waiver of any of the provisions of this Contract of Sale shall be valid or effective unless contained in a writing signed by the party against whom it is sought to be enforced.

          (c) This Contract of Sale and all provisions hereof shall be binding upon and shall enure to the benefit of the parties hereto and their respective personal representatives, administrators, heirs, devisees, legatees, successors and assigns. It is the intent of the parties hereto that all questions with respect to the construction of this Contract of Sale and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Maryland.

          (d) If any one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Contract of Sale shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (e) The captions appearing in this Contract of Sale are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any paragraph or section of this Contract of Sale nor in any way affect this Contract of Sale. For the convenience of the parties hereto, this Contract of Sale is executed in several counterparts, each of which shall be deemed an original for all purposes without the necessity of producing any counterpart.

          (f) Each of the undersigned signatories acknowledges that he or she has had full opportunity to obtain legal counsel prior to signing this Contract of Sale. Both Purchaser and Seller agree to furnish, upon request by the other party, satisfactory evidence of its authority to execute, acknowledge and deliver this Contract of Sale.

          (g) Seller certifies that Seller has no knowledge of any published preliminary or adopted land use plan (or adopted Zoning Map Amendment) which may result in condemnation or taking of any part of the Property. Purchaser acknowledges that Purchaser is aware that information relative to rezoning and government plans for land use, road, highways, parks, transportation and other matters is available for inspection at the County Administration Building, Upper Marlboro, Maryland. Purchaser acknowledges that Seller has informed Purchaser of the Hubbard Road Master Plan Alignment.

          (h) If during the period that this Contract of Sale is in effect, Seller receives any notice from any public, quasi-public, or private authority or entity regarding any litigation, governmental action or eminent domain proceeding which may affect the Property, then Seller shall promptly deliver a copy of such notice to Purchaser. Seller shall take no action and shall enter into no agreement with any public, quasi-public or private authority or entity during the period that this Contract of Sale is in effect which shall in any way affect the title to the Property or the condition of the Property, without the Purchaser's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed..

          (i) If during the period that this Contract of Sale is in effect, all or any part of the Property is taken by any public or quasi-public authority under power of eminent domain, then at Seller's option, either Seller may terminate this Contract of Sale and return the Deposit to Purchaser or this Contract of Sale shall remain in effect without amendment, in which event Seller shall assign to Purchaser any and all rights which Seller may have to payment in consideration of any acquisition or taking under threat or power of eminent domain, and the total purchase price payable hereunder shall not be reduced, but the Purchaser shall reimburse Seller for any expenses incurred by Seller in defending the condemnation action.

          (j) The risk of loss or damage to the Property by fire or other casualty until the Deed of Conveyance is recorded is assumed by the Seller. In the event of any such damage, at Seller's option, Seller may either terminate this Contract of Sale and return the Deposit to Purchaser or require Purchaser to proceed to settlement, whereupon an equitable reduction in the purchase price shall be made.

          (k) Purchaser acknowledges that Seller uses products such as resins, chemicals, solvents, catalysts, etc. in Seller's primary business. Seller has disclosed to Purchaser the presence of two (2) 10,000 gallon underground storage tanks, lines, pumps and hydraulic lifts with lines on the Property. Purchaser will investigate the environmental condition of the Property during the Feasibility Studies Period to determine whether to accept the property in its present "AS IS" condition.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Contract of Sale.

WITNESS:                   PURCHASER:
                           LINLO REALTY L.L.C.


/s/ Thomas Beard           BY: /s/ Brian Connolly                 DATE   7/24/03
------------------         -------------------------------              --------
                           Brian Connolly, Managing Member
                           With Authority to Bind


WITNESS/ATTEST:            SELLER:
                           INSITUFORM EAST, INC.


 /s/ Allen Cornell         BY:  /s/ George Wm. Erikson            DATE   7/24/03
------------------         -------------------------------              --------
                           George William Erikson, Chairman
                           With Authority to Bind the Corporation

Effective Date: 24 July 2003. The Effective Date of this Contract of Sale is the date of final signature of a mutually acceptable agreement by both Seller and Purchaser.


          The Michael Companies, Inc. joins in execution of this Contract of Sale for the purpose of acknowledging receipt of the Deposit and consenting to the terms hereof regarding escrow and disbursement of the Deposit.

                           THE MICHAEL COMPANIES, INC.


                           BY: /s/ Gary W. Michael                DATE   7/25/03
                           -------------------------------              --------
                           Gary W. Michael, President

                                    Exhibit A
                         Additional Items to be Conveyed


1.0 Shop Equipment

1.1 Items specifically included.

     Building D:  PROFAX Cat. 80 Item Nos.:  215-219,  605,  1627,  1682,  1716,
1759-1761,  1770, 1801, 1802,  2068,  2315, 2514,  2587,2969,  3134, 3239, 3378,
3379, 3465, 3574, and Cat. 30 Item No. 3606. See Schedule 1.1, attached hereto, for PROFAX reference numbers and item descriptions.

1.2 Items specifically excluded.

     Building B: (1) Conveyer and all related "wet-out" equipment.

     Wherever located: (1) All vehicles, rolling stock (e.g., trailers), material handling, and portable equipment not attached or affixed to any building except as listed in Section 1.1 above.

1.3 All other items.

     Items neither listed above as specifically included nor listed above as specifically excluded shall, upon later identification by either Seller or Purchaser subsequent to the Effective Date but prior to Settlement, be retained by Seller or conveyed to Purchaser as shall be determined by Seller in its sole and unfettered discretion. Following Settlement, any items not previously identified to be retained by Seller shall be deemed as conveyed to Purchaser.

2.0 Office Furniture, Equipment and Fixtures

2.1 Items specifically included.

     Building B: (1) Entry reception desk and area furniture. (2) All Storwal lateral files located in recessed niches built for same. (3) Four custom-made executive assistant work stations located in upscale executive offices core area. (4) All office furniture, tables, couches and chairs including conference tables and chairs. (5) All telephone equipment.

     Building C: (1) All office furniture, tables, couches and chairs including conference tables and chairs. (2) All telephone equipment.

     Building D: (1) All office furniture, tables, couches and chairs including conference tables and chairs. (2) All telephone equipment.

2.2 Items specifically excluded.

     Building B: (1) All artwork, statuary or artificial trees (excluding, however, artificial plantings in the central corridor). (2) All office and other computers, including plotters, printers and peripheral equipment. (3) All copiers, fax machines, TV/VCR's and other office equipment. (4) All heavy, fire-proof, combination safe/filing units. (5) All Storwal lateral and other free-standing filing cabinets. (6) Drawing racks and drafting tables.

     Building C: (1) All office and other computers, including plotters, printers and peripheral equipment. (2) All copiers, fax machines, TV/VCR's and other office equipment. (3) All heavy, fire-proof, combination safe/filing units. (4) All Storwal lateral and other free-standing filing cabinets. (5) All storage bins.

     Building D: (1) Artwork over portal in main maintenance area. (2) All office and other computers, including plotters, printers and peripheral equipment. (3) All copiers, fax machines, TV/VCR's and other office equipment.
(4) All storage bins.

2.3 All other items.

     Items neither listed above as specifically included nor listed above as specifically excluded shall, upon later identification by either Seller or Purchaser subsequent to the Effective Date but prior to Settlement, be retained by Seller or conveyed to Purchaser as shall be determined by Seller in its sole discretion. Following Settlement, any such items not previously identified to be retained by Seller shall be deemed as conveyed to Purchaser.